U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A1

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 16, 2002



                            LEGENDS ENTERPRISES, INC.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)



           Oregon                   0-31677                     93-1179335
           ------                   -------                     ----------
State or other jurisdiction   Commission File Number       (IRS Employer ID No.)
     of incorporation)


         861 Barrett's Mill Road
         Concord, Massachusetts                                    01742
----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)

                                  Phoenix Park
                                 2 Shaker Place
                                   Building E
                               Shirley, MA 02420
                  ---------------------------------------------
                 (Former Address of principal executive offices)




                                 (781) 367-0629
                                 --------------
                           (Issuer's Telephone Number)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     As a result of the acquisition of assets more fully described in the Registrant's initial Form 8-K previously filed with the Securities and Exchange Commission, the Registrant's officers and directors, as well as its principal shareholders have changed. As previously described in the Registrant's Definitive Information Statement previously filed with the Commission and disseminated to the Registrant's shareholders, the following table sets forth certain information regarding ownership of the Registrant's Common Stock as of the date of this Amendment, by (i) each person known to the Registrant to own beneficially more than 5% of its Common Stock, (ii) each officer and director of the Registrant, and (iii) all directors and officers as a group. Unless otherwise indicated, each person listed on the table has sole voting and investment power as to the shares shown. There are no family relationship among any of the persons shown.



                                                 Shares of Common Stock    Approximate
Name and Address                  Position           Currently Owned     Percent of Class
----------------            -------------------  ----------------------  ----------------
John J. Mahoney             President, Director          3,800,000            38.8%
45 Howe Road
Wilmot, NH  03287

Charles C. McCutcheon       Secretary/Treasurer            600,000             6.1%
861 Barrett's Mill Road           Director
Concord, MA  01742

Constance M. Neville              Director                     -0-              --
20 Bryant Road
Lexington, MA  02420

Ellen Terie                          --                    721,000             7.4%
P.O. Box 34
Taftsville, VT  05073

Cove Hill Consulting, Inc.           --                    750,000             7.6%
P.O. Box 89
25 Hartwood Way
Taftsville, VT  05073

Thomas Bolera                        --                    900,000             9.1%
4790 Peak Drive
Hamilton, OH  45011

All Directors and Officers                               4,400,000            44.9%
as a Group (3 persons)


ITEM 7(a).  FINANCIAL STATEMENTS.

     The Registrant's audited financial statements for the nine month interim period ended September 30, 2002, reflecting the Registrant's financial condition following the acquisition of those assets more fully described in the Registrant's initial Form 8-K applicable hereto, are attached hereto.

ITEM 7(c).  EXHIBITS

     The following exhibits are attached hereto:

     10.1   Purchase and Sale Agreement and exhibits thereto.

     99.1 Certification of Financial Statements in accordance with Sarbanes-Oxley Act

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         LEGENDS ENTERPRISES, INC.
                                         (Registrant)

                                         Dated: November 4, 2002


                                         By:   s/C. Scott McCutcheon
                                            -----------------------------------
                                         Its:   Secretary and Treasurer
                                             ----------------------------------

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                              Financial Statements

                    September 30, 2002 and December 31, 2001






                    TEDDER, JAMES, WORDEN & ASSOCIATES, P.A.
                Certified Public Accountants & Business Advisors
--------------------------------------------------------------------------------
           An Independently Owned Member of the RSM McGladrey Network

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                              Financial Statements

                    September 30, 2002 and December 31, 2001



                                Table of Contents
                                -----------------


Independent Auditors' Report...................................................1


Financial Statements:

       Balance Sheet...........................................................2

       Statements of Operations................................................3

       Statements of Stockholders' Equity......................................4

       Statements of Cash Flows................................................5


Notes to Financial Statements..................................................6

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)





                          Independent Auditors' Report
                          ----------------------------


To the Board of Directors of
       Legends Enterprises, Inc.:


We have audited the accompanying balance sheet of Legends Enterprises, Inc. (a development stage company) (the "Company") as of September 30, 2002, and the related statements of operations, stockholders' equity, and cash flows for the nine months ended September 30, 2002, for the year ended December 31, 2001, and for the period from June 21, 1995 (inception) through September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Legends Enterprises, Inc. (a development stage company) as of September 30, 2002, and the results of its operations and its cash flows for the nine months ended September 30, 2002, for the year ended December 31, 2001, and for the period from June 21, 1995 (inception) through September 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has experienced significant operating losses and has negative working capital that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


s/Tedder, James, Worden & Assocaites, P.A.

Orlando, Florida
October 23, 2002

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                                  Balance Sheet

                               September 30, 2002




                                     Assets
                                     ------

Current assets:
     Cash                                                              $ 62,031
     Prepaid expenses                                                     5,771
     Inventory                                                           28,750
                                                                       --------

                 Total current assets                                    96,552

Property and equipment, net                                               6,000
Intangible assets, net                                                  213,400
                                                                       --------
                 Total assets                                          $315,952
                                                                       ========

                      Liabilities and Stockholders' Equity
                      ------------------------------------

Current liabilities:
     Accounts payable                                                  $ 22,246
     Current portion of note payable                                     79,875
     Due to related parties                                                 533
                                                                       --------

                 Total current liabilities                              102,654

Note payable, less current portion                                       85,125
                                                                       --------

                 Total liabilities                                      187,779

Stockholders' equity:
     Preferred stock, no par value, 25,000,000 shares
        authorized, none outstanding                                          -
     Common stock, $.001 par value, 100,000,000
        shares authorized, 9,800,000 issued and outstanding               9,800
     Additional paid-in capital                                         204,600
     Deficit accumulated during the development stage                   (86,227)
                                                                       --------

                 Total stockholders' equity                             128,173
                                                                       --------
                 Total liabilities and stockholders' equity            $315,952
                                                                       ========


See accompanying notes to the financial statements.

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)


                            Statements of Operations

                                                                            Cumulative for the
                                               Nine months                     period from
                                                  ended      Year ended       June 21, 1995
                                              September 30,  December 31,  inception) through
                                                  2002           2001      September 30, 2002
                                              -------------  ------------  ------------------
Net sales                                     $           -             -                   -

Cost of sales                                             -             -                   -
                                              -------------  ------------  ------------------

           Gross profit                                   -             -                   -

Operating expenses                                   71,537         4,303              86,371

Other income (expense):
     Interest income                                    144           144
                                              -------------  ------------  ------------------
           Total operating expense                   71,393         4,303              86,227
                                              -------------  ------------  ------------------
           Net loss                           $     (71,393)       (4,303)            (86,227)
                                              =============  ============  ==================

Loss per common share:
        Basic and diluted                     $       (0.01)        (0.00)
                                              =============  ============

Weighted average common shares outstanding:
        Basic and diluted                         5,289,839     5,000,000
                                              =============  ============


See accompanying notes to the financial statements.


                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                       Statements of Stockholders' Equity


                                                                                 Deficit
                                                                               accumulated
                                                                   Additional   during the
                                                                     paid-in   development
                                               Shares     Amount     capital      stage        Total
                                             ---------  ---------  ----------  -----------  -----------

Balance, June 21, 1995 (inception)                   -          -           -            -            -

Issuance of stock                            5,000,000      5,000      (4,500)           -          500

Net loss                                             -          -           -         (500)        (500)
                                             ---------  ---------  ----------  -----------  -----------

Balances at December 31, 1999                5,000,000      5,000      (4,500)        (500)           -

Capital contribution                                 -          -       1,000            -        1,000

Net loss                                             -          -           -      (10,031)     (10,031)
                                             ---------  ---------  ----------  -----------  -----------

Balances at December 31, 2000                5,000,000      5,000      (3,500)     (10,531)      (9,031)

Capital contribution                                 -          -       8,500            -        8,500

Net loss                                             -          -           -       (4,303)      (4,303)
                                             ---------  ---------  ----------  -----------  -----------

Balances at December 31, 2001                5,000,000      5,000       5,000      (14,834)      (4,834)

Issuance of common stock of asset purchase   4,400,000      4,400           -            -        4,400

Issuance of common stock for cash              400,000        400     199,600            -      200,000

Net loss                                             -          -           -      (71,393)     (71,393)
                                             ---------  ---------  ----------  -----------  -----------

Balances at September 30, 2002               9,800,000  $   9,800     204,600      (86,227)     128,173
                                             =========  =========  ==========  ===========  ===========


See accompanying notes to the financial statements.


                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                            Statements of Cash Flows

                                                                                            Cumulative for
                                                                                            the period from
                                                               Nine months                   June 21, 1995
                                                                  ended      Year ended       (inception)
                                                              September 30,  December 31,       through
                                                                   2002          2001      September 30, 2002
                                                              -------------  ------------  ------------------
Cash flows from operating activities:
     Net loss                                                 $     (71,393)       (4,303)            (86,227)
     Adjustments to reconcile net loss to net cash
         used by operating activities:
            Cash provided by changes in:
               Prepaid expenses                                      (5,771)            -              (5,771)
               Inventory                                            (28,750)            -             (28,750)
               Accounts payable                                     (22,246)            -              22,246
               Accrued expenses                                      (4,834)       (4,197)                  -
               Due to related parties                                   533           -                   533
                                                              -------------  ------------  ------------------
                     Net cash used in operating activities         (132,461)       (8,500)            (97,969)

Cash flows used by investing activities:
     Acquisition of property and equipment                           (6,000)            -              (6,000)
     Acquisition of licensing agreement                             (20,000)            -             (20,000)
     Acquisition of patents                                         (24,000)            -             (24,000)
                                                              -------------  ------------  ------------------
                     Net cash used in investing activities          (50,000)            -             (50,000)

Cash flows from financing activities:
     Proceeds from the issuance of common stock                     200,000             -             200,500
     Capital contribution                                                 -         8,500               9,500
                                                              -------------  ------------  ------------------
                     Net cash provided by financing activities      200,000         8,500             210,000
                                                              -------------  ------------  ------------------
                     Net increase in cash and cash equivalents       17,539             -              62,031

Cash and cash equivalents -  beginning of period                          -             -                   -
                                                              -------------  ------------  ------------------
Cash and cash equivalents - end of period                            17,539             -              62,031
                                                              =============  ============  ==================

Supplemental disclosure of cash flow information:
         Cash paid for interest                                           -             -                   -
                                                              =============  ============  ==================
Non-cash activity:
     Purchase of assets from related  parties through
         the assumption of the related note payable
         and issuance of stock                                      169,400             -             169,400
                                                              =============  ============  ==================


See accompanying notes to the financial statements.

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements

                    September 30, 2002 and December 31, 2001


(1)  Organization and Basis of Presentation

     Legends Enterprises, Inc. (a development stage company) (the "Company") was incorporated on June 21, 1995 in the state of Oregon under the name of "Legends Diagnostic, Inc." Effective August 17, 2000, the Company's articles of incorporation were amended to change the name to "Legends
     Enterprises, Inc." The Company was formed to engage in any lawful undertaking. Since inception, the Company has not generated any revenues.

     During the year ended December 31, 2000, the Company filed a registration statement with the U.S. Securities and Exchange Commission on Form 10-SB, thereby registering its common stock under the Securities and Exchange Act of 1934, as amended ("34 Act").

     On September 16, 2002, the Company acquired certain assets from the Company's new President and Chief Executive Officer for the purpose of engaging in the business of manufacturing and selling microwave blood and fluid warmers.


(2)  Summary of Significant Accounting Policies

     (a)  Fixed Assets

          Fixed assets are stated at cost. Maintenance and repairs are expensed in the period incurred; major renewals and betterments are capitalized. When items of property are sold or retired, the related costs are removed from the accounts and any gain or loss is included in income. Upon commencement of the Company's operations, depreciation on equipment will be computed using the straight-line method over the estimated economic useful lives of 5 to 7 years.

     (b)  Intangible Assets

          Intangible assets consist of patented technology and licensing rights. Upon commencement of the Company's operations, the patented technology will be amortized over the estimated average remaining economic useful life of 10 years. The licensing rights will be amortized using the straight-line method over the same period of 10 years.

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements


(2)  Summary of Significant Accounting Policies, Continued

     (c)  Impairment of Long-lived Assets

          The Company routinely reviews the carrying value of its assets that should be considered for impairment. As part of this review, the Company compares the sum of the expected future cash flows with the carrying amounts of the assets. If impairments are indicated, the amount by which the carrying amount of the assets exceeded the fair value of the assets is recognized as an impairment loss.

     (d)  Use of Estimates

          To prepare financial statements in accordance with accounting principles generally accepted in the United States of America, management makes certain estimates and assumptions, where applicable, that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the reporting period. While actual results could differ from those estimates, management does not expect such variances, if any, to have a material effect on the financial statements.

     (e)  Fair Value of Financial Instruments

          The carrying amounts reported in the balance sheets for cash and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amounts reported for note payable approximates fair value after the discount for imputed interest.

     (g)  Income Taxes

          The Company accounts for income taxes under Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes." Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. No current or deferred income tax expense or benefit was recognized due to the Company having losses from operations from June 21, 1995 (inception) through September 30, 2002.

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements

(2)  Summary of Significant Accounting Policies, Continued

     (h)  Loss per Share

          The Company utilizes Financial Accounting Standards Board Statement No. 128, "Earnings Per Share." Statement No. 128 requires the presentation of basic an diluted loss per share on the face of the statement of operations.

          Basic loss per share has been calculated using the weighted average number of common shares outstanding during the period. In calculating diluted loss per share, the Company had no common stock equivalent shares as of September 30, 2002 and December 31, 2001. However, if the Company had such common stock equivalents, they would be considered anti-dilutive due to there being losses for all periods presented, and therefore, basic and diluted loss per share are the same.

     (i)  Recent Accounting Pronouncements

          In October 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement No. 144, which replaces Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires long-lived assets to be measured at the lower of carrying amount or fair value less the cost to sell. Statement No. 144 also broadens disposal transaction reporting related to discontinued operations. The Statement is effective for financial statements issued for years beginning after December 15, 2001. The Company adopted Statement No. 144 in fiscal 2002, resulting in no material effect on the financial statements.

          In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Prior guidance required that a liability for an exit cost be recognized at the date of an entity's commitment to an exit plan. This Statement also establishes that fair value is the objective for initial measurement of the liability. Statement No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002.


(3)  Going Concern Uncertainty

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. However, in the course of its development activities the Company has sustained losses and expects such losses to continue for the foreseeable future. As of September 30, 2002, the Company has an accumulated deficit of $86,227and current liabilities in excess of current assets of $6,102. Such matters raise substantial doubt about the Company's ability to continue as a going concern.

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements

(3)  Going Concern Uncertainty, Continued

     The Company's ability to continue as a going concern is contingent upon its ability to secure additional financing to complete its development stage and for its initial operations, initiate sale of its product, and attain profitable operations. Management is pursuing various sources of equity financing. Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing or obtain financing on terms beneficial to the Company.

     The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.


(4)  Acquisition

     Effective September 16, 2002, the Company acquired certain assets, including, but not limited to, patents, licensing rights, proprietary rights, trade names, manufacturing rights, certain test equipment, design information and intellectual property all having to do with microwave blood and fluid warmer technologies, and blood viral inactivation research activities. The assets purchased include 150 blood and fluid warmers which are used for controlled microwave warming of infused blood and intravenous fluids, and which are also the foundation of a proposed blood viral inactivation system. The blood and fluid warmers are included in inventory in the accompanying balance sheet.

     In consideration for these assets, the Company authorized the issuance of 4,400,000 shares of its common stock, assumed a promissory note in the principal amount of $165,000, net of discount, and paid $50,000 in cash, resulting in a purchase price of $219,400. These assets were acquired from the Company's new President and Chief Executive Officer.


(5)  Intangible Assets

     At September 30, 2002 intangible assets consist of the following:

             Patents                                   $         194,400
             Licensing rights                                     19,000
                                                       -----------------
                                                       $         213,400
                                                       =================

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements

(7)  Notes Payable

     Legends Enterprises, Inc. has a noninterest bearing note payable to Meridian Medical Systems, LLC ("MMS"). However, to reflect the time value of money, the liability recorded in the financial statements reflects future payments discounted at an imputed interest rate of 6%, which was the Company's long-term borrowing rate at September 2002. The note is payable in quarterly installments of $22,000, beginning in December 2002 and ending in September 2004.

     Future note payments are as follows:

             Face amount                                     $    176,000
             Less unamortized discount                            (11,000)
                                                             ------------
             Note payable less discount                           165,000
             Less: current portion                                (79,875)
                                                             ------------
             Long-term debt                                  $     85,125
                                                             ============

       Payments are as follows:
                                            Principle           Discount
                                           ------------      ------------
                                 2003      $     79,875             8,125
                                 2004            85,125             2,875
                                           ------------      ------------
                                           $    165,000            11,000
                                           ============      ============

(8)  Capitalization

     Common Stock
     ------------

     The Company initially authorized and issued 500 shares of no par value common stock for $500. Effective August 17, 2000, the Company's Articles of Incorporation were amended to authorize 25,000,000 shares of no par value preferred stock and 100,000,000 shares of $0.001 par value common stock. Concurrent therewith, the Company's Board approved a 1,000 for 1 stock split of the Company's outstanding common stock resulting in 500,000 common shares outstanding. On September 16, 2002, the Company executed a 10:1 stock split to establish 5,000,000 shares of common stock outstanding. The Company's capital structure, weighted average common shares and loss per share information has been restated for all periods presented to give retroactive effect to the stock split.

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements


(8)  Capitalization, Continued

     In September 2002, the Company issued 4,400,000 shares of common stock in connection with the acquisition of certain assets as described in Note 4.


(9)  Leases

     During 2002 the Company entered into a month-to-month operating lease for 1,725 square feet of storage space in Shirley, Massachusetts. Lease payments are $739 a month.


(10) Income Taxes

     At September 30, 2002, the Company had net operating loss carryforwards for income tax purposes of approximately $86,000 available as offsets against future taxable income. During 2002, the Company experienced changes in ownership that may subject the net operating loss carryforwards to limitation under Internal Revenue Code Section 382. The effect of these changes in ownership is to limit the utilization of certain existing net operating loss carryforwards for income tax purposes. Operating losses incurred after the ownership change are not limited. The operating losses incurred prior to the ownership change are limited to a specified dollar amount each year. The net operating loss carryforwards are expected to expire through 2022.

     The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities consisted of the following:

                                                       September 30, 2002
                                                       ------------------
             Deferred tax assets:
                  Net operating loss                   $           32,000
                                                       ------------------
                                                                   32,000
             Less valuation allowance                          (   32,000)
                                                       ------------------
             Deferred tax liabilities                                   -
                                                       ------------------
                  Net deferred tax asset               $                -
                                                       ==================

     The net change in the valuation allowance was approximately $27,000.

                            LEGENDS ENTERPRISES, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements


(11) License Agreement

     On September 16, 2002, the Company entered into a license agreement with MMS, whereby MMS grants the exclusive worldwide rights to the Company to use the patents, technology, and know-how in connection with the manufacture, sale, and distribution of devices for controlled extracorporeal in-line microwave warming of infused blood and intravenous fluids. This agreement also allows the Company to grant further licenses to other parties. The term of this agreement is for a perpetual period, unless earlier terminated by MMS for failure by the Company to perform or observe in any material respect any term or condition and such failure continues unremedied for a period of thirty (30) days after written notice is received by the Company.


(12) Consulting Agreement

     On September  16,  2002,  the Company  entered  into an agreement  with the inventor of the controlled extracorporeal in-line microwave warming devices, for consulting services as the Company may request from time to time. The Company has agreed to compensate the inventor over a twenty-four month period in the amount of $1,000 per month.